UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 9, 2003

LANDEC CORPORATION

(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation or organization)

0-27446	94-3025618
(Commission file number)	(IRS Employer Identification No.)

3603 Haven Avenue, Menlo Park, California 94025
(Address of principal executive offices and zip code)

(650) 306-1650
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Item 7.          Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1	Press Release by Landec Corporation dated June 9, 2003, announcing financial results for the second quarter of fiscal year 2003.

Item 9.                                                        Regulation FD Disclosure.

The information contained in this Form 8-K, including in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to “Item 12. Results of Operations and Financial Condition” and is being furnished under “Item 9. Regulation FD Disclosure”, as directed by the U.S. Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583.

The information contained in this Form 8-K, including in Exhibit 99.1 attached hereto, should not be deemed “filed” for the purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference into any filing of Landec Corporation under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

On June 9, 2003, Landec Corporation issued a press release announcing its consolidated financial results for the second quarter of fiscal year 2003.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LANDEC CORPORATION Registrant

Date: June 9, 2003	By:	/s/ Gregory S. Skinner
Gregory S. Skinner
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Name

99.1	Press Release by Landec Corporation dated June 9, 2003, announcing financial results for the second quarter of fiscal year 2003.